EXHIBIT 32.1
SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO
13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lifesciences Opportunities Incorporated (the “Company”) on Form 10-QSB for the period ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roland Perry, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 4, 2007

/s/ Roland Perry
Roland Perry
Chief Executive Officer and Principal Financial Officer